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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 18, 2002


                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

               1-3305                                   22-1109110
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      (Commission File Number)              (I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (908) 423-1000
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Item 7. Financial Statements and Exhibits

      (c)  Exhibits

      Exhibit 99(a)  Press release issued                     Filed with
                     October 18, 2002 regarding               this document
                     earnings for third quarter

      Exhibit 99(b)  Certain supplemental information         Filed with
                     not included in the press release        this document



Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on October 18, 2002, attached as Exhibit 99(a), regarding earnings for third quarter. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b). This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MERCK & CO., Inc.




Date:  October 18, 2002                    By:  /s/ Debra A. Bollwage
                                                --------------------------------
                                                 DEBRA A. BOLLWAGE
                                                 Assistant Secretary
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                                  EXHIBIT INDEX



Exhibit
Number     Description
-------    -----------

99(a) Press release issued October 18, 2002 regarding earnings for third quarter

99(b)      Certain supplemental information not included in the press release